THE RBB FUND, INC.

Emerald Large Cap Focused Fund (the "Fund")

Institutional Class Shares (Ticker: IAFLX)

Investor Class Shares (Ticker: IAFMX)

Supplement dated October 30, 2026

to the Prospectus and Statement of Additional Information, each dated December 31, 2025

Emerald Mutual Fund Advisers Trust ("Emerald") and F/m Investments LLC ("F/m") currently serve as co-advisers to the Fund. This co-advisory arrangement became effective on July 24, 2026, after a new investment advisory agreement (the "Advisory Agreement") was approved by the Board of Directors of the RBB Fund, Inc., and by Fund shareholders at a special shareholder meeting held on June 22, 2026. Prior to July 24, 2026, F/m served as the Fund's sole investment adviser. The Advisory Agreement provides that the termination of one of the co-advisers does not terminate the Advisory Agreement or impact the ability of the other co-adviser to continue serving the Fund as its investment adviser.

On August 20, 2026, T. Rowe Price Group, Inc. ("T. Rowe Price") entered into an Equity Purchase Agreement (the "Purchase Agreement") with FMH LLC and F/m. Under the Purchase Agreement, T. Rowe Price will acquire all of the issued and outstanding equity interests of F/m. In connection with the Purchase Agreement and pursuant to the terms of the Advisory Agreement, F/m will resign as co-adviser to the Fund effective December 31, 2026, and Emerald will serve as the Fund's sole investment adviser beginning on that date. Francisco J. Bido, who has been responsible for managing the Fund since its inception, will continue serving in the same capacity at Emerald following resignation of F/m.

Effective December 31, 2026, the Fund's Prospectus and Statement of Additional Information are updated to reflect that Emerald is the sole investment adviser to the Fund. As of that date, all references to F/m as co-adviser to the Fund are deleted.

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Please retain this supplement for your reference.